EXHIBIT 99.1

SIX FLAGS                                                                  NEWS
--------------------------------------------------------------------------------

FOR:           SIX FLAGS, INC.
CONTACT:       Jim Dannhauser, Chief Financial Officer
               122 East 42nd Street
               New York, NY 10168
               (212) 599-4693

KCSA           Robert Greenberg/ Joseph A. Mansi
CONTACTS:      (212) 896-1265 / (212) 896-1205
               rgreenberg@kcsa.com/ jmansi@kcsa.com
               -------------------  ---------------
                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------

                  SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
                                    - - - - -

           NEW YORK, MARCH 3, 2004 - Six Flags, Inc. (NYSE: PKS and PKS-B) announced today its results of operations for the fourth quarter and full year ended December 31, 2003.

           The results reflect the Company's adoption of FASB Interpretation No. 46 ("FIN 46"). Under FIN 46, the results of Six Flags Over Georgia, Six Flags White Water Atlanta, Six Flags Over Texas and Six Flags Marine World are now consolidated in the financial statements of the Company. Previously, those parks had been reported as unconsolidated operations under the equity method of accounting. Prior period results are also presented as if the adoption of FIN 46 had then been in place in order to provide meaningful year over year comparisons. (1) The adoption of FIN 46 did not change previously reported net income. However, gross revenues and gross expenses (including minority interest expense) did change by equivalent amounts. Unless otherwise indicated, financial amounts reflected herein are expressed in accordance with FIN 46.

FULL YEAR RESULTS
-----------------

           Revenues in 2003 were $1.24 billion, representing a 0.5% decrease from 2002 revenues. The decrease resulted from a 1.8% decline in attendance, offset by a 1.4% increase in total per capita revenues. On a same-park basis, excluding from both periods the results of the New Orleans park, which was acquired in late August 2002, revenues were down $28.8 million (2.3%) in 2003, with attendance down 3.8% and per capita revenues up 1.6%.


----------------
(1) A separate financial table is included at the end of this release presenting the results of operations as they would have been reported had FIN 46 not been adopted.






            11501 Northeast Expressway, Oklahoma City, Oklahoma 73131
                      Tel: 405-475-2500  Fax: 405-475-2555

           122 East 42nd Street, 49th Floor, New York, New York 10168
                      Tel: 212-599-4690, Fax: 212-949-6203

SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
MARCH 3, 2004
PAGE 2

           Operating costs and expenses, including depreciation and amortization and non-cash compensation, were $1,050.4 million in 2003, as compared to $998.9 million in 2002.

           Operating costs and expenses, excluding depreciation and amortization and non-cash compensation, were $863.8 million in 2003, as compared to $816.6 million for 2002, an increase of $47.2 million (5.8%). If the expenses of the New Orleans park were excluded from both periods, the cash expense increase would have been $31.4 million (3.9%).

           EBITDA (Modified) was $372.9 million in 2003 as compared to $425.6 million in 2002 (2). Adjusted EBITDA for 2003, excluding the interests of third parties in EBITDA from the parks previously accounted for by the equity method, was $331.2 million in 2003, as compared to $382.6 million in 2002 (3).

           The net loss for 2003 was $61.7 million. In 2002, the net loss was $105.7 million, $44.6 million before the cumulative effect of a change in accounting principle recognized in 2002. There was a loss on debt retirement in 2003 of $27.6 million, $17.1 million net of the tax benefit. A similar loss of $29.9 million, $18.5 million net of tax benefit, was incurred in 2002. Under prior treatment, these losses would have been considered extraordinary items. Absent those net losses, and the effect of the change in accounting principle, the loss was $44.6 million in 2003 and $26.1 million in 2002. Net loss applicable to common stock was $83.7 million in 2003, as compared to $127.7 million in 2002, $66.6 million in 2002 excluding the cumulative effect of a change in accounting principle.

DISCUSSION AND OUTLOOK
----------------------

           Kieran E. Burke, Chairman and Chief Executive Officer of Six Flags, said, "We have previously commented on our 2003 season. These reported results are in line with performance expectations we provided last November.

           "The 2003 season was on the whole very disappointing," Mr. Burke continued. "We experienced a significant attendance decline caused by a persistent economic slowdown and very poor weather in a number of markets in the first part of the season. However, we did experience a significantly improved performance trend in the latter part of the season, with park operating revenue increasing by 5.3% from the end of July through November 2, the end of our core operating season. This provides an encouraging sign as we move into 2004.

---------------------------
(2),(3) See notes 3 & 4 to the following tables for a discussion of EBITDA (Modified) and Adjusted EBITDA.

SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
MARCH 3, 2004
PAGE 3

           "To date this year, we have had very limited operations at our parks, which are just commencing weekend operations. Those parks in operation are performing in line with expectations. In addition, while it is still very early, we are pacing in line with our targets for season pass sales and hard ticket group bookings.

           "We anticipate generating Adjusted EBITDA of $345-350 million in 2004. This is based on expected revenue growth of 4-5%, driven by attendance growth of approximately 2.5% and a per capita spending increase of approximately 2%.

           "Our capital program for 2004 entails an expenditure of approximately $75 million. This includes marketable rides and attractions at a number of parks, an investment in park revenue opportunities, as well as expenditures for general park appearance and guest amenities.

           "In late 2003 and early 2004, we concluded a series of financing transactions pursuant to which we retired our nearest maturing public debt, expanded our term loan and secured a relaxation of our bank loan covenants. We expect to remain comfortably in compliance with these covenants. We have no public debt maturity before the $375 million notes due 2009. We continue to have ample liquidity and financing in place and, with an expected cash interest expense of approximately $195 million and a capital expenditure program of $75 million, expect to generate meaningful free cash flow this year."

           Six Flags, Inc. is the world's largest regional theme park company, with thirty-nine parks in markets throughout North America and Europe.

The information contained in this news release, other than historical information, consists of forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors, including factors impacting attendance, such as local conditions, events, disturbances and terrorist activities, risks of accidents occurring at the Company's parks, adverse weather conditions, general economic conditions, consumer spending patterns, and other factors could cause actual results to differ materially from the Company's expectations. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Special Note on Forward-Looking Statements" and "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which is available free of charge on the Company's website (www.sixflags.com).

This release and prior releases are available on the Company's Worldwide Web site at www.sixflags.com.

You may register to receive Six Flags, Inc. future press releases or to download a complete Digital Investor Kit(TM) including press releases, regulatory filings and corporate materials by clicking on the "Digital Investor Kit(TM)" icon at www.kcsa.com.
                               (Tables to follow)

SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
MARCH 3, 2004
PAGE 4

                                 SIX FLAGS, INC.
                            YEARS AND QUARTERS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


    STATEMENT OF OPERATIONS DATA                                      Year Ended December 31,          Quarter ended December 31,
                                                                                                              (Unaudited)
                                                                 --------------------------------  ---------------------------------
                                                                      2003              2002            2003              2002
                                                                      ----              ----            ----              ----
    Revenue(1)...............................................    $  1,236,669     $   1,242,280    $    112,979     $     103,354
    Costs and expenses (excluding depreciation and
         non-cash compensation) .............................         863,758           816,648         136,921           118,272
    Depreciation.............................................         185,026           171,632          49,160            43,804
    Amortization.............................................           1,505             1,412             465               373
    Non-cash compensation expense............................             101             9,256              25             1,761
                                                                 --------------   ---------------  ---------------  ----------------
    Income (loss) from operations ...........................         186,279           243,332         (73,592)          (60,856)
    Interest expense (net)...................................        (214,539)         (230,705)        (54,295)          (55,673)
    Minority interest........................................         (35,997)          (36,760)          3,930             3,291
    Early repurchase of debt.................................         (27,592)          (29,895)              -                 -
    Other income (expense)...................................          (2,997)           (6,038)         (1,656)           (4,074)
                                                                 --------------   ---------------  ---------------  ----------------
    Loss before income taxes.................................         (94,846)          (60,066)       (125,613)         (117,312)
    Income tax benefit ......................................         (33,133)          (15,422)        (46,103)          (47,140)
                                                                 --------------   ---------------  ---------------  ----------------
    Loss before cumulative effect of change in
         accounting principle................................         (61,713)          (44,644)        (79,510)          (70,172)
    Cumulative effect of change in accounting
         principle...........................................               -           (61,054)              -                 -
    Net loss ................................................    $    (61,713)    $    (105,698)   $    (79,510)    $     (70,172)
    Net loss applicable to common stock .....................    $    (83,683)    $    (127,668)   $    (85,001)    $     (75,663)
                                                                 ==============   ===============  ===============  ================
    Net loss per share - basic and diluted ..................    $      (0.90)    $       (1.38)   $      (0.92)    $       (0.82)
    OTHER DATA:
    Net  loss per share before loss on early
       repurchase of debt and cumulative
         effect of change in accounting
         principle (2).......................................    $      (0.72)    $       (0.52)   $      (0.92)    $       (0.82)
    EBITDA (Modified) (3) ...................................    $    372,911     $     425,632    $    (23,942)    $     (14,918)
    Adjusted EBITDA(3).......................................    $    331,209     $     382,649    $    (21,389)    $     (13,284)
    Average weighted shares outstanding - basic
         and diluted.........................................          92,617            92,511          92,617            92,616
    Net cash provided by operating activities................         171,684           198,784


SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
MARCH 3, 2004
PAGE 5


   BALANCE SHEET DATA                                            December 31, 2003        December 31, 2002
                                                                --------------------  -----------------------
   Total assets..............................................    $     4,674,716       $     4,364,988
   Current portion of long-term debt ........................             25,358                38,355
   Long-term debt (excluding current portion
   and debt called for prepayment) ..........................          2,359,844             2,315,241
   Mandatorily redeemable preferred stock....................            281,119               279,993
   Total stockholders' equity ...............................          1,362,050             1,359,692

--------------------------------------------
(1) Revenues and expenses of international operations are converted into dollars on a current basis as provided by accounting principles generally accepted in the United States ("GAAP").

(2) In April 2002, the FASB issued Statement No. 145 that eliminated the extraordinary loss classification on early debt extinguishments, which had been shown net of the related tax benefit. Consistent with that Statement, the accompanying statements of operations data present the costs as a pre-tax item under the line item "Early repurchase of debt." The per share data presented under the caption "Other Data" shows the loss before extraordinary item that would have existed prior to the adoption of this Statement. For the year ended December 31, 2002, the per share amount is also shown before cumulative effect of an accounting change. For the year ended December 31, 2003, the amount of the early repurchase loss was $27,592,000 with a related tax benefit of $10,484,000. For the year ended December 31, 2002, the amount of the early repurchase loss was $29,895,000, with a related tax benefit of $11,360,000.

(3) Following the adoption of FIN 46, EBITDA (Modified) is defined as net loss before cumulative effect of a change in accounting principle, income tax benefit, other expense, early repurchase of debt (formerly extraordinary loss), minority interest, interest expense (net), depreciation and amortization and non-cash compensation. Adjusted EBITDA is defined as EBITDA (Modified) minus the interest of third parties in EBITDA of the four parks that are less than wholly owned. The Company believes that EBITDA (Modified) and Adjusted EBITDA (collectively, the "EBITDA-Based Measures") provide useful information to investors regarding the Company's operating performance and its capacity to incur and service debt and fund capital expenditures. The Company believes that the EBITDA-Based Measures are used by many investors, equity analysts and rating agencies as a measure of performance. In addition, Adjusted EBITDA is approximately equal to "Consolidated Cash Flow" as defined in the indentures relating to the Company's senior notes. Neither of the EBITDA-Based Measures is defined by GAAP and neither should be considered in isolation or as an alternative to net income (loss), net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company's operating performance.

     The following table sets forth a reconciliation of net loss to EBITDA (Modified) and Adjusted EBITDA for the periods shown (in thousands).

                                                                        YEAR ENDED                       THREE MONTHS ENDED
                                                            ---------------------------------   ------------------------------
                                                                       DECEMBER 31,                      DECEMBER 31,
                                                            ---------------------------------   ------------------------------
                                                                 2003            2002                 2003              2002
                                                            ------------      ------------      ------------      ------------
    Net income (loss)                                       $   (61,713)      $  (105,698)      $   (79,510)      $   (70,172)
    Cumulative effect of an accounting change                       --             61,054                --                --
    Income tax benefit                                          (33,133)          (15,422)          (46,103)          (47,140)
    Other expense                                                 2,997             6,038             1,656             4,074
    Early repurchase of debt (formerly extraordinary loss)       27,592            29,895                --                --
    Minority interest                                            35,997            36,760            (3,930)           (3,291)
    Interest expense (net)                                      214,539           230,705            54,295            55,673
    Amortization                                                  1,505             1,412               465               373
    Depreciation                                                185,026           171,632            49,160            43,804
    Non-cash compensation                                           101             9,256                25             1,761
                                                            ------------      ------------      ------------      ------------
    EBITDA (Modified)                                           372,911           425,632           (23,942)          (14,918)
    Third party interest in EBITDA of certain parks(a)          (41,702)          (42,983)            2,553             1,634
                                                            ------------      ------------      ------------      ------------
    Adjusted EBITDA                                         $   331,209       $   382,649       $   (21,389)      $   (13,284)
                                                            ============      ============      ============      ============

(a) Represents interest of third parties in EBITDA of Six Flags Over Georgia, Six Flags Over Texas, Six Flags White Water Atlanta and Six Flags Marine World.

SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
MARCH 3, 2004
PAGE 6

The Company does not at this time have reliable estimates for its income tax benefit and other expense for the year ending December 31, 2004. This information would be required to provide an estimate of the Company's net loss for that year. Because the net loss information is not available, the Company has set forth in the following table a reconciliation of the expected income from operations to the expected EBITDA (Modified) and the expected Adjusted EBITDA for 2004. Since the EBITDA-Based Measures are calculated before income taxes and other expense, the absence of estimates with respect to these items does not affect the expected EBITDA-Based Measures presented. Expected interest expense, net for 2004 is approximately $205,000,000 and expected debt retirement (formerly extraordinary loss) is approximately $25,177,000.

                                                                   Year Ending
                                                                   -----------
                                                              December 31, 2004
                                                              -----------------
                                                                 (in thousands)

Income from operations                                                 184,700
Depreciation                                                           204,000
Amortization                                                             1,500
Non-cash compensation                                                      750
                                                                ----------------
EBITDA (Modified)                                                      390,950
Third party interest in EBITDA of less
 than wholly-owned parks                                                43,450
                                                                ----------------
Adjusted EBITDA                                                        347,500

SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
MARCH 3, 2004
PAGE 7

                                 SIX FLAGS, INC.
                            YEARS AND QUARTERS ENDED
                           DECEMBER 31, 2003 AND 2002
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                 PRESENTED AS IF FIN 46 HAD NOT BEEN ADOPTED(5)


    STATEMENT OF OPERATIONS DATA                                          Year Ended December 31,        Quarter ended December 31,
                                                                            (Unaudited)                        (Unaudited)
                                                                 --------------------------------    -------------------------------
                                                                      2003               2002            2003             2002
                                                                      ----               ----            ----             ----

    Revenue(1)...............................................    $  1,038,425       $  1,037,933     $     91,375      $    82,771
    Costs and expenses (excluding depreciation and
         non-cash compensation) .............................         736,921            689,171          117,309           99,374
    Depreciation.............................................         162,494            150,437           43,483           38,523
    Amortization.............................................           1,505              1,412              465              373
    Non-cash compensation expense............................             101              9,256               25            1,761
                                                                 -------------      -------------    -------------     -------------

    Income (loss) from operations ...........................         137,404            187,657          (69,907)         (57,260)
    Interest expense (net)...................................        (212,368)          (228,066)         (53,853)         (55,128)
    Equity (loss) in operations of theme parks...............          10,271             15,664             (488)          (1,112)
    Early repurchase of debt.................................         (27,592)           (29,895)               -                -
    Other income (expense)...................................          (2,571)            (5,426)          (1,376)          (3,811)
                                                                 -------------      -------------    -------------     -------------
    Loss before income taxes.................................         (94,856)           (60,066)        (125,624)        (117,311)
    Income tax benefit ......................................         (33,143)           (15,422)         (46,114)         (47,139)
                                                                 -------------      -------------    -------------     -------------
    Loss before cumulative effect of change
         in accounting principle.............................         (61,713)           (44,644)         (79,510)         (70,172)
    Cumulative effect of change in accounting
         principle...........................................               -            (61,054)               -                -
    Net loss ................................................    $    (61,713)      $   (105,698)     $   (79,510)     $   (70,172)
    Net loss applicable to common stock .....................    $    (83,683)      $   (127,668)     $   (85,003)     $   (75,663)
                                                                 =============      =============    =============     =============
    Net loss per share - basic and diluted ..................    $      (0.90)      $      (1.38)     $     (0.92)     $     (0.82)

    OTHER DATA:
    Net  loss per share before loss on early
         repurchase of debt and cumulative
         effect of change in accounting
         principle...........................................    $      (0.72)     $       (0.52)     $     (0.92)     $     (0.82)
    EBITDA (Adjusted) from Consolidated Operations(4)........    $    301,504      $     348,762      $   (25,934)     $   (16,603)
    Adjusted EBITDA including Unconsolidated
         Operations(4).......................................    $    331,209      $     382,649      $   (21,389)    $    (13,284)
    Average weighted shares outstanding - basic
         and diluted.........................................          92,617             92,511           92,617           92,616


SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
MARCH 3, 2004
PAGE 8

--------------------------------------------

(1) Revenues and expenses of international operations are converted into dollars on a current basis as provided by accounting principles generally accepted in the United States ("GAAP").

(4) Prior to the adoption of FIN 46, EBITDA (Adjusted) from Consolidated Operations was defined as net loss before cumulative effect of a change in accounting principle, income tax expense, other expense, early repurchase of debt (formerly extraordinary loss), equity in operations of theme parks, interest expense (net), depreciation and amortization and non-cash compensation. Adjusted EBITDA including Unconsolidated Operations was defined as EBITDA (Adjusted) from Consolidated Operations plus (i) the Company's equity in operations of its four unconsolidated parks and (ii) depreciation and amortization expense and third-party interest and other non-operating expenses associated with those parks. The Company believes that EBITDA (Adjusted) from Consolidated Operations and Adjusted EBITDA including Unconsolidated Operations (collectively, the "EBITDA-Based Measures") provide useful information to investors regarding the Company's operating performance and its capacity to incur and service debt and fund capital expenditures. The Company believes that the EBITDA-Based Measures are used by many investors, equity analysts and rating agencies as a measure of performance. In addition, restrictive covenants in the Company's senior credit facility contain financial ratios based on EBITDA (Adjusted) from Consolidated Operations. Adjusted EBITDA including Unconsolidated Operations is approximately equal to "Consolidated Cash Flow" as defined in the indentures relating to the Company's senior notes. Neither of the EBITDA-Based Measures is defined by GAAP and neither should be considered in isolation or as an alternative to net income (loss), net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company's operating performance.

     The following table sets forth a reconciliation of net loss to EBITDA (Adjusted) from Consolidated Operations and Adjusted EBITDA including Unconsolidated Operations for the periods shown (in thousands).

                                                                              YEAR ENDED                   THREE MONTHS ENDED
                                                                      ----------------------------     --------------------------
                                                                              DECEMBER 31,                     DECEMBER 31,
                                                                      ----------------------------     --------------------------
                                                                         2003              2002           2003            2002
                                                                      ----------        ----------     ----------      ----------
      Net income (loss)                                              $  (61,713)      $  (105,698)    $  (79,510)     $  (70,172)
      Cumulative effect of an accounting change                              --            61,054             --              --
      Income tax benefit                                                (33,143)          (15,422)       (46,114)        (47,139)
      Other expense                                                       2,571             5,426          1,376           3,811
      Early repurchase of debt (formerly extraordinary
      loss)                                                              27,592            29,895             --              --
      (Equity) loss in operations of theme parks                        (10,271)          (15,664)           488           1,112
      Interest expense (net)                                            212,368           228,066         53,853          55,128
      Amortization                                                        1,505             1,412            465             373
      Depreciation                                                      162,494           150,437         43,483          38,523
      Non-cash compensation                                                 101             9,256             25           1,761
                                                                      ----------        ----------     ----------      ----------

      EBITDA (Adjusted) from Consolidated Operations                    301,564           348,762        (25,934)        (16,603)
      Equity (loss) in operations of unconsolidated
          theme parks                                                    10,271            15,664           (488)         (1,112)
      Depreciation and amortization of unconsolidated
      theme parks                                                        17,233            15,623          4,585           3,888
      Third party interest and other non-operating
      expenses of unconsolidated theme parks                              2,141             2,600            448             543
                                                                      ----------        ----------     ----------      ----------
      Adjusted EBITDA including Unconsolidated
       Operations                                                    $  331,209       $   382,649     $  (21,389)     $  (13,284)
                                                                      ==========        ==========     ==========      ==========


SIX FLAGS REPORTS FULL YEAR 2003 PERFORMANCE
MARCH 3, 2004
PAGE 9

(5) The following sets forth a reconciliation of the statement of operations data for the periods presented after giving effect to the adoption by the Company of FIN 46 to the information presented in the foregoing table showing the statement of operations data for such periods as if FIN 46 had not been adopted.


STATEMENT OF OPERATIONS DATA                       YEAR ENDED DECEMBER 31,                          YEAR ENDED DECEMBER 31,
                                            ---------------------------------------   ---------------------------------------------
                                              2003         ADJUSTMENT      2003(W/O)          2002       ADJUSTMENT      2002 (W/O)
                                              ----         ----------      ---------          ----        ----------      ---------
                                           (after FIN 46)              (before FIN 46)  (after FIN 46)               (before FIN 46)

Revenue(1)..............................    $  1,236,669     (198,244)     1,038,425    $ 1,242,280        (204,347)    1,037,933
Costs and expenses (excluding
   depreciation and non-cash
   compensation) ........................        863,758     (126,837)       736,921        816,648        (127,477)      689,171
Depreciation..............................       185,026      (22,532)       162,494        171,632         (21,195)      150,437
Amortization............................           1,505           --          1,505          1,412              --         1,412
Non-cash compensation expense...........             101           --            101          9,256              --         9,256
                                            ------------- ------------- -------------  -------------    ------------- -------------

Income (loss) from operations ..........         186,279      (48,875)       137,404        243,332         (55,675)      187,657
Interest expense (net)..................        (214,539)       2,171       (212,368)      (230,705)          2,639      (228,066)
Equity (loss) in operations of theme parks            --       10,271         10,271                         15,664        15,664
Minority interest.......................         (35,997)      35,997             --        (36,760)         36,760            --
Early repurchase of debt................         (27,592)          --        (27,592)       (29,895)             --       (29,895)
Other income (expense)..................          (2,997)         426         (2,571)        (6,038)            612        (5,426)
                                            ------------- ------------- -------------  -------------    ------------- -------------
Loss before income taxes................         (94,846)         (10)       (94,856)       (60,066)             --       (60,066)
Income tax benefit .....................         (33,133)         (10)       (33,143)       (15,422)             --       (15,422)
Loss before cumulative effect of change
   in accounting principle..............         (61,713)          --        (61,713)       (44,644)             --       (44,644)


STATEMENT OF OPERATIONS DATA                          QUARTER ENDED DECEMBER 31,                    QUARTER ENDED DECEMBER 31,
                                                      --------------------------                    --------------------------
                                              2003         ADJUSTMENT     2003(W/O)          2002        ADJUSTMENT      2002 (W/O)
                                              ----         ----------     ---------          ----        ----------      ---------
                                           (after FIN 46)              (before FIN 46)  (after FIN 46)               (before FIN 46)

Revenue(1)..............................    $    112,979      (21,604)        91,375    $   103,354          (20,583)      82,771
Costs and expenses (excluding
   depreciation and non-cash
   compensation) .......................         136,921      (19,612)       117,309        118,272          (18,898)      99,374
Depreciation............................          49,160       (5,677)        43,483         43,804           (5,281)      38,523
Amortization............................             465           --            465            373                -          373
Non-cash compensation expense...........              25           --             25          1,761                -        1,761
                                            ------------- ------------- -------------  -------------    ------------- -------------
Income (loss) from operations ..........         (73,592)       3,685        (69,907)       (60,856)           3,596      (57,260)
Interest expense (net)..................         (54,295)         442        (53,853)       (55,673)             545      (55,128)
Equity (loss) in operations of theme
   parks................................               -         (488)          (488)             -           (1,112)      (1,112)
Minority interest.......................           3,930       (3,930)             -          3,291           (3,291)           -
Early repurchase of debt................               -            -              -              -                -            -
Other income (expense)..................          (1,656)         280         (1,376)        (4,074)             263       (3,811)
                                            ------------- ------------- -------------  -------------    ------------- -------------
Loss before income taxes................        (125,613)         (11)      (125,624)      (117,312)               1      (117,311)
Income tax benefit .....................         (46,103)         (11)       (46,114)       (47,140)               1       (47,139)
Loss before cumulative effect of change in
   accounting principle....................      (79,510)           -        (79,510)       (70,172)               -       (70,172)


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